95 Wall New York, NY 10 Hanover Square New York, NY 21 Chelsea New York, NY View 14 Washington, D.C. Rivergate New York, NY Citi CEO Conference - March 2012 Exhibit 99.1
Portfolio 60,465 homes in 211 communities(3) Total portfolio income per occupied home of $1,461(3) UDR owns, acquires, renovates, develops and manages apartment communities nationwide with a focus on high-barrier-to-entry markets with above-average job growth, low homeownership affordability and limited new multifamily supply Leading Multifamily REIT NYSE: UDR 39 year track record of paying dividends S&P 400 Enterprise value: $9.8 billion(1) UDR Overview Calculated using the March 8, 2012 closing share price of common and preferred shares and debt balances as of December 31, 2011. As of December 31, 2011 and including UDR's pro rata share of pro forma MetLife II JV NOI. Includes same-store, non-mature and UDR's pro-rata share of JV NOI. Excludes NOI from assets sold during 2011. As of December 31, 2011, includes all wholly-owned homes, homes in development and joint venture homes at 100%. MD 5% DC 11% VA 6% MA 5% FL 13% 7% 5% 1% 28% 2% 3% NY12% 34% 25% Portfolio Concentration By % NOI(2)
Business Strategy Defined as FFO-Core per share which excludes all nonrecurring gains and losses. Includes joint venture homes at 100% Strong operating results generated over time SS growth outperformed the peer group over the past five years; average occupancy remained above 95% SS income per occupied home of $1,216 in 2011 grew 5% vs. 2010; cash flow(1) grew 13% over 2010 Focused portfolio management strategy Focus on high-barrier-to-entry markets with above-average job growth, low homeownership affordability and limited new multifamily supply Entered New York City and expanded in Boston, San Francisco and Washington, D.C. in 2011 Target homes with an average monthly income in excess of $1,500 per home Portfolio repositioning is ongoing, with $1.5 billion in non-core communities targeted for disposition over the next 3 to 5 years. Sales proceeds will fund development and redevelopment Robust investment activity Engaging in substantial development and redevelopment activities; acquired $1.8 billion of high-quality assets in core markets in 2011(2) Prudent balance sheet management Committed to deleveraging the balance sheet over time ; $1.5 billion of equity issued since 2009 New $900 million revolving credit facility closed in October 2011 adding $300 million in additional credit capacity and a $400 million, 10-year unsecured debt offering completed at 4.625% in January 2012 Leading operating platform Technology initiatives continue to improve operating margins and enhance UDR customer experience
Operating Performance
2011 2011 2011 Last 5 Year's Avg. Last 5 Year's Avg. Last 5 Year's Avg. Metric UDR Group avg. Difference UDR Group avg. Difference Revenue growth 4.1% 4.4% (30) bps 2.0% 1.5% 50 bps Expense growth 1.4% 0.7% 70 bps 0.9% 1.5% (60) bps NOI growth 5.6% 6.6% (100) bps 2.5% 1.6% 90 bps Occupancy 95.5% 95.5% -- 95.2% 95.2% -- Operating margin 67.9% 65.9% 200 bps 67.7% 64.4% 330 bps Operating Performance 2011 and Last 5-Year Same-Store Results(1) Updated through 4Q11. Peer group includes AIV, AVB, BRE, CPT, EQR, ESS and PPS. 5-Year Same-Store Trends(1) (CHART) (CHART)
(CHART) Operating Performance UDR's 2011 and 4Q11 Best Performing Same-Store Markets Lagging markets in 2011 Military move-outs hurt in 4Q UDR's 2012 Market Layout By Expected Revenue Growth Below Average 5.5% Revenue Growth Above Average (CHART) 8% of 2011 SS NOI 13% 4% 1% 2% 5% 1% 6% 5% 4% 4% 8% 2% 7% 3% 3% 6% 11% 3% 2%
Portfolio Management Strategy
Portfolio Management Strategy Portfolio goals Improve the market mix of UDR's asset base Urbanize UDR's portfolio in core markets Improve the physical quality of UDR's communities Portfolio accomplishments 69% of NOI came from core markets at year-end 2011 Entered the New York and Boston markets over the past two years; expanded portfolio in Washington, D.C. and Northern California Increased SS income per occupied home to $1,216 at year-end 2011 vs. $713 in 2001 As of December 31, 2001 and 2011. Includes same-store NOI, non-mature home NOI, UDR's pro-rata share of JV NOI and UDR's pro rata share of pro forma NOI from the MetLife II JV. Excludes NOI from assets sold during 2001 and 2011. 14% 2011 Portfolio Concentration by % NOI(1) 5% 1% 28% 2% 7% FL 13% MD 5% DC 11% VA 6% NY 12% MA 5% West 34% Mid-Atlantic 41% Southeast 16% Southwest 9% 3% 2001 Portfolio Concentration by % NOI(1) 12% 1% 5% MD 2% DC 2% VA 6% 3% FL 15% NC 14% SC 2% 4% 20% 5% NM/CO 2% Midwest 7% West 17% Mid-Atlantic 32% Southeast 18% Southwest 27% Midwest 7%
(CHART) Portfolio Management Strategy Same-Store Monthly Income Per Occupied Home Growth Over Time Top-Five UDR Markets and NOI Concentrations Over Time (CHART) 360 bps of annual outperformance vs. national average rent growth UDR: +38% UDR Top-5 Markets: 2001 versus 2011 Top-5 Markets: 2001 versus 2011 Top-5 Markets: 2001 versus 2011 Top-5 Markets: 2001 versus 2011 Top-5 Markets: 2001 versus 2011 Year-End 2001 Year-End 2001 Year-End 2011(3) Year-End 2011(3) Market NOI % Market NOI % Houston, TX 5.8% New York, NY 11.9% Orlando, FL 5.6% Metropolitan D.C 11.2% Dallas, TX 5.5% Orange County, CA 9.9% Phoenix, AZ 4.8% San Francisco, CA 8.5% San Antonio, TX 4.3% Seattle, WA 5.1% Total 26.0% Total 46.6% 69% of UDR's NOI is generated from its core markets Source: Reis. Peer group includes AIV, AVB, BRE, CPT, EQR, ESS and PPS. Includes UDR's pro rata share of pro forma MetLife II JV NOI. Includes same-store, non-mature and UDR's pro-rata share of other JV NOI. Excludes NOI from assets sold during 2011. Peer avg. Peer avg.: +13%
Investment Activity
Investment Activity: August 2010 - January 2012 Represents wholly-owned transactions completed from August 2010 - January 2012.. As of December 31, 2011. Acquisitions: $2.0 billion(1) 4,535 homes with an average age of 12 years and a weighted average monthly income of $2,451 per home Increased presence in existing UDR core markets and entered Boston and Manhattan Dispositions: $615 million(1) 4,637 homes with an average age of 20 years and a weighted average monthly income of $1,167 per home Will continue to expose non-core communities to the market that do not fit UDR's long-term strategy Joint venture activity: $4.0 billion book value Formed two joint ventures with MetLife (November 2010 and January 2012.) To date have invested $281 million of the $450 million of total capacity under the Kuwait Finance House ('KFH') joint venture Increased presence in existing core markets through both joint ventures Development(2) Strategy: Focus development opportunities in select core markets that compliment and enhance UDR's existing portfolio such as Southern California, Northern California, Washington, D.C., Boston and Dallas Pipeline: 3,040 homes in 11 communities; total estimated cost of $901 million or $296 thousand per home; $300 million spent to date Redevelopment(2) Strategy: Focus on generating strong risk-adjusted returns in key markets such as Manhattan, Southern California, Northern California and Washington, D.C. Pipeline: 3,123 homes in 7 communities; total estimated cost of $319 million or $102 thousand per home; $53 million spent to date
Balance Sheet
As of March 8, 2012. Leverage is defined as debt plus preferred stock to gross asset value. Fixed charge coverage ratio is at historical cost and is adjusted for non-recurring items. Based on historical cost basis. Balance Sheet Metrics as of December 31, 2011 Enterprise value: $9.8 billion(1) Debt: $3.9 billion Weighted average interest rate: 4.0% Weighted average term to maturity: 4.4 years Meaningful balance sheet improvement since year-end 2009 Meaningful balance sheet improvement since year-end 2009 Meaningful balance sheet improvement since year-end 2009 Meaningful balance sheet improvement since year-end 2009 YE 2009 YE 2011 Improvement Leverage(2) 55% 47% -800 bps Debt-to-EBITDA (4Q11 annualized) 10.0x 8.3x -17% Fixed charge coverage ratio(2) 2.0x 2.6x +30% Secured debt to total assets 31% 22% -900 bps Unencumbered assets, gross value ($B)(3) $3.23 $4.98 +54% Other balance sheet news Approximately $1.5 billion of new equity raised since year-end 2009 Entered into a new $900 million unsecured revolving credit facility in October 2011 Priced $400 million of unsecured 10-yr notes at 4.625% in January 2012
Forward-Looking Statement Certain statements made in this presentation may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "plans," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian ParkSM development, expectations concerning the joint ventures with third parties, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws. This presentation and these forward-looking statements include UDR's analysis and conclusions and reflect UDR's judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances.
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Investor Relations Contact: Chris Van Ens cvanens@udr.com 720.348.7762